UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 21, 2007

UNIVERSAL AMERICAN FINANCIAL CORP.

(Exact name of Registrant as Specified in Charter)

New York	0-11321	11-2580136
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Six International Drive, Suite 190
Rye Brook, New York		10573
(Address of Principal Executive Offices)		(Zip Code)

(914) 934-5200
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 24013e-4(c))

Item 1.01.  Entry into a Materially Definitive Agreement.

On September 21, 2007, concurrently with the closing of the Merger (as defined below), Universal American Financial Corp., a New York corporation (“Universal American” or the “Company”) entered into a Stockholders Agreement among Universal American and the securityholders listed on the signature pages thereto (the “Stockholders Agreement”).  The material terms of the Stockholders Agreement were described in Universal American’s Registration Statement on Form S-4/A filed on July 16, 2007 (File No. 333-143822), which is incorporated herein by reference pursuant to General Instruction B.3 of Form 8-K.

The foregoing does not constitute a complete summary of the terms of the Stockholders Agreement, and reference is made to the complete text of the Stockholders Agreement, a copy of which is filed as Exhibit 4.1 hereto, which is incorporated herein by reference.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On September 21, 2007, Universal American announced the completion of its acquisition of MemberHealth, Inc., an Ohio corporation (“MemberHealth”) (the “Merger”).  Universal American completed this acquisition pursuant to the Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) by and among Universal American, MH Acquisition I Corp. and MH Acquisition II LLC, wholly-owned subsidiaries of Universal American, MemberHealth, MHRx LLC, sole owner of MemberHealth, and WCAS IX, as shareholder representative, and joined by certain other parties.  As a result of the Merger, which became effective on September 21, 2007, MemberHealth was merged with and into MH Acquisition II LLC, which remains a wholly-owned subsidiary of Universal American.  As consideration for the Merger, MemberHealth shareholders received an aggregate of 14,175,000 shares of Universal American common stock and an aggregate of $346,500,000, minus fees and expenses.  Pursuant to the Merger Agreement, MemberHealth shareholders are also entitled to possible future earn-out payments or adjustments having a value of up to $150,000,000, in cash and stock.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to Universal American’s Current Report on Form 8-K on May 11, 2007 and is incorporated herein by reference.

Additional information regarding the Merger was provided in Universal American’s Registration Statement on Form S-4/A filed on July 16, 2007 (File No. 333-143822), which is incorporated herein by reference pursuant to General Instruction B.3 of Form 8-K.

A copy of the press release announcing the acquisition of MemberHealth is attached as Exhibit 99.1 to this report and is incorporated herein by this reference.

For information regarding the relationship between Universal American and investors providing funds for use in the acquisition of MemberHealth, see the information under Item 3.02.

Item 3.02.  Unregistered Sales of Equity Securities.

On September 21, 2007, Universal American completed the previously announced issuance and sale (the “Sale”) to Lee-Universal Holdings, LLC, WCAS X, WCAS Management Corporation, as partial successor to WCAS X, Union Square, Perry Partners, L.P., Perry Partners International, Inc., and Perry Private Opportunities Fund, L.P. and Perry Private Opportunities Offshore Fund, L.P., successors to Perry Commitment Fund, L.P. and Perry Commitment Master Fund, L.P. (collectively, the “Investors”) in a private placement of an aggregate of 16,632 shares of Series A Participating Convertible Preferred Stock, par value $1.00 per share (the “Series A Preferred Stock”), and 108,368 shares of Series B Participating Convertible Preferred Stock, par value $1.00 per share (the “Series B Preferred Stock”), for an aggregate purchase price of $250 million.  Universal American used the proceeds of the Sale as a portion of the consideration paid to MemberHealth shareholders in the Merger.

The Sale was conducted as a private placement in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), contained in Section 4(2) of the Securities Act, and Regulation D promulgated by the Securities and Exchange Commission, as transactions not involving a public offering.  The Series A Preferred Stock and Series B Preferred Stock have not been registered under the Securities Act, and they may not be subsequently offered or sold by investors in the United States absent registration or an applicable exemption from the registration requirement.  This report does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Additional information regarding the Sale was provided in Universal American’s Registration Statement on Form S-4/A filed on July 16, 2007 (File No. 333-143822), which is incorporated herein by reference pursuant to General Instruction B.3 of Form 8-K.

See Universal American’s Current Report on Form 8-K dated May 7, 2007, which is incorporated herein by reference, for additional information relating to the Sale, the Series A Preferred Stock, and the Series B Preferred Stock.

Item 3.03.  Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 is hereby incorporated by reference into this Item 3.03.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the acquisition of MemberHealth, Matthew Etheridge, Mark Gormley, Charles E. Hallberg and Sean M. Traynor were appointed to the Board of Directors of Universal American as of the effective time of the Merger.  Such appointments filled a number of vacancies on Universal American’s Board of Directors and were required by the agreement described in Item 1.01.

Additionally, as of the effective time of the Merger, Bradley E. Cooper resigned from the Board of Directors of Universal American.

Additional information regarding the appointments and resignation described above is set forth under Item 1.01 and in Universal American’s Registration Statement on Form S-4/A filed on July 16, 2007 (File No. 333-143822), which is incorporated herein by reference pursuant to General Instruction B.3 of Form 8-K.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of September 21, 2007, in connection with its obligations under the agreement set forth under Item 1.01, the Board of Directors of Universal American amended Section 1 of the Article III of the Bylaws of Universal American to increase the number of directors from a number not less than one, nor more than ten, to thirteen.  The amendment to the Bylaws of Universal American is set forth in Exhibit 3(ii).1 to this report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The consolidated financial statements of MemberHealth for the years ended December 31, 2006, 2005 and 2004 and for three-month period ended March 31, 2007 was provided in Universal American’s Registration Statement on Form S-4/A filed on July 16, 2007 (File No. 333-143822), which is incorporated herein by reference pursuant to General Instruction B.3 of Form 8-K.

(b) Pro Forma Financial Information.

Pro forma financial information as of March 31, 2007 and for the year ended December 31, 2006 was provided in Universal American’s Registration Statement on Form S-4/A filed on July 16, 2007 (File No. 333-143822), which is incorporated herein by reference pursuant to General Instruction B.3 of Form 8-K.

(c) Exhibits.

The following documents are included as exhibits to this report:

Exhibit No.	Exhibit Title

3(ii).1	Amendment to the Company’s Bylaws.

4.1	Stockholders Agreement, among Universal American Financial Corp. and the Stockholders (as defined therein), dated September 21, 2007.

99.1	Press Release dated September 21, 2007.

The information contained herein (including the exhibits) and oral statements made from time to time by representatives of the Company may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict.  Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission including quarterly reports on Form 10-Q, current reports on Form 8-K and annual reports on Form 10-K. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL AMERICAN FINANCIAL CORP.

By:	/s/ Robert A. Waegelein
Robert A. Waegelein
Executive Vice President and
Chief Financial Officer

Date:  September 24, 2007

EXHIBIT INDEX

Exhibit No.	Exhibit Title

3(ii).1	Amendment to the Company’s Bylaws.

4.1	Stockholders Agreement, among Universal American Financial Corp. and the Stockholders (as defined therein), dated September 21, 2007.

99.1	Press Release dated September 21, 2007.